                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

               DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 22, 2000 (JULY 26, 2000)

                                ----------------

                                 CRIIMI MAE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

          MARYLAND                     1-10360                52-1622022
 (State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)

                                ----------------

                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Attached as exhibits to this Current Report on Form 8-K are (1) the Third Amended Joint Plan of Reorganization filed to CRIIMI MAE Inc. and its affiliates CRIIMI MAE Holdings II, L.P. and CRIIMI MAE Management, Inc. (collectively, the "DEBTORS") (as supplemented and amended by praecipes filed with the United States Bankruptcy Court for the District of Maryland, Greenbelt Division (the "BANKRUPTCY COURT") on July 13, 14 and 21, 2000, the "PLAN"); (2) the Order entered by the Bankruptcy Court on August 24, 2000:
(i) approving the Debtors' Second Amended Joint Disclosure Statement (as supplemented and amended by praecipes filed with the Bankruptcy Court on July 13 and 21 and August 18, 2000 (the "DISCLOSURE STATEMENT"), (ii) fixing the time within which creditors and equity interest holders may vote to accept or reject the Debtors' Plan (iii) fixing the date, time and place for the hearing on the confirmation of the Plan, (iv) approving the form of ballots and voting procedures, and (v) approving the manner of notice; (3) the Notice of the (i) approval of the Debtors' Disclosure Statement, (ii) hearing to consider confirmation of the Debtors' Plan, (iii) voting record date, and
(iv) deadline for filing objections to confirmation; (4) letter from counsel to the Official Committee of Unsecured Creditors of CRIIMI MAE Management, Inc. recommending that the unsecured creditors of CRIIMI MAE Management, Inc. vote to accept the Plan; (5) letter from the co-chairs of the Official Committee of Equity Security Holders of CRIIMI MAE Inc. recommending that equity security holders of CRIIMI MAE Inc. vote to accept the Plan; (6) letter from the Chairman of the Official Committee of Unsecured Creditors of CRIIMI MAE Inc. recommending the unsecured creditors of CRIIMI MAE Inc. vote to accept the Debtors' Plan; (7) the Debtors' Disclosure Statement; (8) a press release issued by CRIIMI MAE Inc. on August 24, 2000 reporting the Bankruptcy Court's approval of the Disclosure Statement and setting of a date for the confirmation hearing of the Debtors' Plan; (9) a Preferred Stock Exchange Agreement entered into on July 26, 2000 by CRIIMI MAE Inc. and the holder of its Series D Cumulative Convertible Preferred Stock to exchange 100,000 outstanding shares of Series D Preferred Stock for 100,000 shares of Series E Cumulative Convertible Preferred Stock; and (10) a press release issued by CRIIMI MAE Inc. on July 27, 2000 announcing execution of the exchange of CRIIMI MAE Inc.'s Series D Preferred Stock for Series E Preferred Stock. Each of such Exhibits is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed as a part of this Current Report on Form 8-K:

         (c)      Exhibit

                  2        The Debtors' Third Amended Joint Plan of
                           Reorganization (as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13,
                           14 and 21, 2000).

                  99.1     The Order entered by the Bankruptcy Court on August
                           24, 2000.


                                       2

                  99.2     The Notice of the (i) approval of the Debtors'
                           Disclosure Statement, (ii) hearing to consider confirmation of the Debtors' Plan, (iii) voting record date, and (iv) deadline for filing objections to confirmation.

                  99.3 The letter from counsel to the Official Committee of Unsecured Creditors of CRIIMI MAE Management, Inc.
                           recommending that the unsecured creditors of CRIIMI
                           MAE Management, Inc. vote to accept the Debtors'
                           Plan.

                  99.4     The letter from the co-chairs of the Official
                           Committee of Equity Security Holders of CRIIMI MAE
                           Inc. recommending that equity security holders of CRIIMI MAE Inc. vote to accept the Debtors' Plan.

                  99.5     The letter from the chairman of the Official
                           Committee of Unsecured Creditors of CRIIMI MAE Inc.
                           recommending that the unsecured creditors of CRIIMI
                           MAE Inc. vote to accept the Debtors' Plan.

                  99.6     The Debtors' Second Amended Joint Disclosure
                           Statement (as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13 and 21 and August 18, 2000).

                  99.7     Press Release issued by CRIIMI MAE Inc. on August 24,
                           2000.

                  99.8     Preferred Stock Exchange Agreement entered into on
                           July 26, 2000 by CRIIMI MAE Inc. and the holder of its Series D Cumulative Convertible Preferred Stock.

                  99.9     Press Release issued by CRIIMI MAE Inc. on July 27,
                           2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRIIMI MAE Inc.

Dated:  September 22, 2000                               /s/
                                          ----------------------------------
                                          William B. Dockser
                                          Chairman of the Board




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                                  EXHIBIT INDEX

Exhibit
No.                                Description
-------------------------------------------------------------------------------
*2       The Debtors' Third Amended Joint Plan of Reorganization (as
         supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13, 14 and 21, 2000)

*99.1    The Order entered by the Bankruptcy Court on August 24, 2000.

*99.2    The Notice of the (i) approval of the Debtors' Disclosure Statement,
         (ii) hearing to consider confirmation of the Debtors' Plan, (iii) voting record date, and (iv) deadline for filing objections to confirmation.

*99.3    The letter from counsel to the Official Committee of Unsecured
         Creditors of CRIIMI MAE Management, Inc. recommending that the unsecured creditors of CRIIMI MAE Management, Inc. vote to accept the Debtors' Plan.

*99.4    The letter from the co-chairs of the Official Committee of Equity
         Security Holders of CRIIMI MAE Inc. recommending that equity security holders of CRIIMI MAE Inc. vote to accept the Debtors' Plan.

*99.5    The letter from the chairman of the Official Committee of Unsecured
         Creditors of CRIIMI MAE Inc. recommending that the unsecured creditors of CRIIMI MAE Inc. vote to accept the Debtors' Plan.

*99.6 The Debtors' Second Amended Joint Disclosure Statement (as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13 and 21 and August 18, 2000).

*99.7    Press Release issued by CRIIMI MAE Inc. on August 24, 2000.

*99.8    Preferred Stock Exchange Agreement entered into on July 26, 2000 by
         CRIIMI MAE Inc. and the holder of its Series D Cumulative Convertible
         Preferred Stock.

*99.9    Press Release issued by CRIIMI MAE Inc. on July 27, 2000.

-------------------
*Filed herewith.

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

EXHIBIT 2

         The Debtors' Third Amended Joint Plan of Reorganization (as supplemented and amended by Praecipes filed with the Bankruptcy Court on July 13, 14 and 21, 2000)(incorporated by reference to Exhibit A to Exhibit 99.6 filed herewith).



































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